Execution Version 45784076v8 118306793.2 0063724-00082 FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT This Fourth Amendment to Fourth Amended and Restated Loan Agreement (this “Amendment”), dated as of February 9, 2023, is entered into among Lithia Motors, Inc., an Oregon corporation (the “Company”), each of the Subsidiaries of the Company listed on the signature pages of this Amendment (together with the Company, each a “Borrower” and any two or more “Borrowers”), the Lenders under the Loan Agreement described below that are signatories to this Amendment, and U.S. Bank National Association, as Agent for the Lenders (in such capacity, “Agent”). R E C I T A L S: A. The Company, certain of its Subsidiaries, the Lenders and Agent have entered into a Fourth Amended and Restated Loan Agreement dated as of April 29, 2021 (as amended by that certain First Amendment to Fourth Amended and Restated Loan Agreement, dated as of February 7, 2022, that certain Second Amendment to Fourth Amended and Restated Loan Agreement, dated as of June 2, 2022, that certain Third Amendment to Fourth Amended and Restated Loan Agreement, dated as of November 21, 2022 and as may be further amended, restated, supplemented or otherwise modified, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement. B. The Company has requested that (a) certain Lenders set forth on the signature pages hereto as Increasing Lenders increase the amount of the Aggregate Commitment by $750,000,000 pursuant to Section 6.12.1 of the Loan Agreement (the “Incremental Increase”) and (b) the Agent and the Lenders party hereto agree to amend certain provisions of the Loan Agreement set forth herein. C. The Increasing Lenders are willing to provide the Incremental Increase and the Lenders that are signatories to this Amendment, constituting the Required Lenders under the Loan Agreement, have agreed to the amendments to the Loan Agreement set forth herein. For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Amendments to the Loan Agreement. From and after the date hereof (the “Fourth Amendment Effective Date”): 1.1 Cover Page. The cover page to the Loan Agreement is amended by adding American Honda Finance Corporation and TD Bank, N.A. as Co-Syndication Agents and removing them as Co-Documentation Agents. 1.2 Recitals. Clause “B” of the Recitals to the Loan Agreement is deleted and replaced with the following:

- 2 - 45784076v8 118306793.2 0063724-00082 B. The Company and the other Borrowers have asked the Lenders and the Agent to further amend and restate the Existing Loan Agreement as set forth herein. 1.3 Definitions. The definition of “Aggregate Commitment” in the Loan Agreement is deleted and replaced with the following: “Aggregate Commitment” means, at any time, the sum of the Aggregate New Vehicle Floorplan Commitment, plus the Aggregate Used Vehicle Floorplan Commitment, plus the Aggregate Service Loaner Vehicle Floorplan Commitment, plus the Aggregate Revolving Loan Commitment, as adjusted from time to time pursuant to the terms hereof, provided that, except as provided in Section 6.12, the Aggregate Commitment shall not be more than $4,500,000,000. 1.4 Definitions. Section 1.01 of the Loan Agreement is amended by inserting therein, in alphabetical order, a new definition for the term “Fourth Amendment Effective Date”, which shall read as follows: “Fourth Amendment Effective Date” means February 9, 2023. 1.5 Increase Option. Sections 6.12.1 and 6.12.2 of the Loan Agreement are deleted and replaced with the following: 6.12.1. The Company may from time to time request an increase in the Aggregate New Vehicle Floorplan Commitment, in minimum increments of $50,000,000 or such lower amount as is agreed to between the Company and the Agent, so long as, after giving effect thereto, (a) the aggregate amount of all such increases requested after the Fourth Amendment Effective Date does not exceed $1,000,000,000, and (b) the Aggregate Commitment does not exceed $5,500,000,000. 6.12.2. The Company may arrange for any such increase to be provided by one or more Lenders (each Lender so agreeing to an increase in its Commitment, an “Increasing Lender”), or by one or more new banks, financial institutions (each such new bank, financial institution or other entity, an “Additional Lender”), which Lender or Lenders shall increase their existing Commitments, or extend Commitments, as the case may be; provided that (a) each Additional Lender and each Increasing Lender and the amount of the increase of each Additional Lender and Increasing Lender shall be subject to the reasonable approval of the Company, the Agent and the LC Issuer, (b) (i) in the case of an Increasing Lender, unless the increase occurs simultaneously with the closing of an amendment to this Agreement, the Agent, Borrowers and such Increasing Lender shall execute an Increasing Lender Agreement substantially in the form of Exhibit N hereto, and (ii) in the case of an Additional Lender, the Agent, Borrowers and such Additional Lender shall execute an Additional Lender Agreement substantially in the form of Exhibit M hereto, and (c) the applicable Borrower or Borrowers, Increasing Lender, Additional Lender and any other Loan Party shall each deliver to the Agent such other documents or amendments to existing Loan Documents as the Agent reasonably deems necessary. 1.6 Schedule 1 to the Loan Agreement is hereby amended by deleting such exhibit in its entirety and replacing it with Exhibit A attached hereto. Each of the parties

- 3 - 45784076v8 118306793.2 0063724-00082 hereto agrees that, after giving effect to this Amendment, the revised Aggregate Commitment of each Lender shall be as set forth on Exhibit A attached hereto. In connection with this Amendment, the outstanding Loans and participation interests shall be reallocated by causing such fundings and repayments (which shall not be subject to any processing and/or recordation fees) among the Lenders of the Loans as necessary such that, after giving effect to the Incremental Increase, each Lender will hold Loans and participation interests based on its pro rata share of Loans after giving effect to such Incremental Increase. 1.7 Except as set forth in clause 1.6 above, all other Exhibits and Schedules to the Loan Agreement shall not be amended, modified, supplemented or otherwise affected. 2. Condition Precedent. The effectiveness of this Amendment is subject to satisfaction of the following conditions: 2.1 The receipt by Agent of executed originals of this Amendment signed by Agent, each Borrower, each Guarantor, and the Required Lenders; 2.2 The receipt by Agent of documentation satisfactory to the Agent to establish the due organization, valid existence and (if applicable) good standing of each Loan Party; its authority to execute, deliver and perform the Amendment and the identity, authority and capacity of each Person authorized to act on its behalf, which may, without limitation, include certified copies of articles or certificates of incorporation and amendments thereto, bylaws and amendments thereto, certificates of good standing, existence and/or qualification to engage in business, corporate resolutions, incumbency certificates, and the like; 2.3 No Default has occurred and is continuing or will exist after giving effect to the Incremental Increase; 2.4 All representations and warranties in the Loan Agreement are true and correct in all material respects; and 2.5 The Company and its Subsidiaries are in compliance (on a Pro Forma Basis reasonably acceptable to the Agent) with the financial covenants in Section 11.1 of the Loan Agreement after giving effect to the Incremental Increase. 3. Reaffirmation; Release. By signing this Amendment or the attached Acknowledgment: 3.1 Each Loan Party affirms that the representations and warranties in each of the existing Loan Documents are true and correct in all material respects as of the date hereof (except that such representations and warranties that speak as of a specified date or period of time shall be true and correct in all material respects only as of such date or period of time), and agree that (i) except as amended previously or in connection herewith, each Loan Document is valid and enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles) and (ii) such Loan Party has no claims, defenses, setoffs, counterclaims or claims for recoupment against Agent, the Lenders, the other

- 4 - 45784076v8 118306793.2 0063724-00082 Indemnified Persons or the indebtedness and obligations represented by the Notes, Guaranties, Collateral Documents and other Loan Documents. 3.2 Each Loan Party hereby releases, acquits, and forever discharges Agent, each Lender, their respective parent corporations, affiliates, subsidiaries, successors, assigns, officers, directors, employees, agents, attorneys and advisors (collectively, “Indemnified Persons”), and each of them, of and from any and all liability, claims, demands, damages, actions, causes of action, defenses, counterclaims, setoffs, or claims for recoupment of whatsoever nature, whether known or unknown, from the beginning of time to the date of this Amendment, whether in contract or tort or otherwise, arising directly or indirectly from, or in any way related to the Loan Agreement, this Amendment, the Notes, Collateral Documents and the other Loan Documents, any other indebtedness or obligations of any Loan Party to Agent or any one or more of the Lenders or to the relationship between any Loan Party and Agent, any Lender, or the Indemnified Persons. 3.3 This Amendment is not a novation of the Loan Agreement or of any credit facility or guaranty provided thereunder or in respect thereof. Notwithstanding that the cover page of the Loan Agreement is dated “as of April 29, 2021” and Section 9.01 of the Loan Agreement contains those conditions which were applicable to the initial Closing Date of April 29, 2021, the changes to the Loan Agreement effected by this Amendment shall be effective as of the satisfaction to the conditions effectiveness set forth in Section 2 of this Amendment. 4. References. On and after the Fourth Amendment Effective Date, all references in the Loan Agreement and the other Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby. 5. Representations and Warranties. By signing this Amendment or the attached Acknowledgment, each Loan Party represents and warrants to Agent and the Lenders as follows: 5.1 Authorization. (a) It has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the “Amended Agreement”), (b) its execution, delivery and performance of this Amendment and the other Loan Documents to be executed, delivered or performed by it have been duly authorized by all necessary entity action, do not require the approval of any governmental agency or other Person, do not contravene any law, regulation, rule, order, or restriction of any Governmental Body binding on it or its articles of incorporation or other organizational documents, and do not contravene the provisions of or constitute a default under any agreement or instrument to which it is a party or by which it may be bound or affected, and (c) this Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Amended Agreement are the legally valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles.

- 5 - 45784076v8 118306793.2 0063724-00082 5.2 Absence of Default. No Default or Event of Default has occurred and is continuing or will exist after giving effect to the transactions contemplated by this Amendment. 5.3 Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the Fourth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date (except that, in each case, any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects). 6. Expenses. Borrowers shall pay all reasonable costs, fees and expenses (including without limitation, reasonable attorney fees of Agent’s counsel) incurred by Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other document required to be furnished herewith. 7. Recitals. The Recitals are hereby incorporated herein. 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute but one document. 9. Disclosure. Under Oregon law, most agreements, promises and commitments made by a lender concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower’s residence must be in writing, express consideration and be signed by the lender to be enforceable. 10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OREGON. [Signature pages follow]

FOURTH AMENDMENT 118306793.2 0063724-00082 DCH MISSION VALLEY LLC DCH MONMOUTH LLC DCH MONTCLAIR LLC DCH MOTORS LLC DCH NANUET LLC DCH NY MOTORS LLC DCH OXNARD 1521 IMPORTS INC. DCH RIVERSIDE-S, INC. DCH TEMECULA IMPORTS LLC DCH TEMECULA MOTORS LLC DCH TORRANCE IMPORTS INC. DENVER EXOTICS, LLC DESERT-CJD, LLC DORAL-A, LLC DORAL-K, LLC DORAL-VW, LLC FARMINGTON HILLS IMPORTS, LLC FARMINGTON HILLS-CJD, LLC FARMINGTON HILLS-H, LLC FARMINGTON HILLS-N, LLC FARMINGTON HILLS-T, LLC FERNDALE-BG, LLC FLORIDA CITY-H, LLC FONTANA-H, INC. FORT WORTH-CJD, LLC FREEHOLD NISSAN LLC FRISCO-K, INC. GARDEN CITY-CJD, LLC HOUSTON-A, INC. HOUSTON-H, INC. HOUSTON-I, INC. HUTCHINS EUGENE NISSAN, INC. HUTCHINS IMPORTED MOTORS, INC. JACKSON-T, LLC KATY-H, INC. KNOXVILLE-CJD, LLC LAD CARSON-N, LLC LAD MISSION VIEJO-JLR, INC. LAD-AU, LLC LAD-MB, LLC LAD-N, LLC LAD-P, LLC LAD-T, LLC

FOURTH AMENDMENT 118306793.2 0063724-00082 LAD-V, LLC LAS VEGAS-CJD, LLC LAS VEGAS-J, LLC LAUDERDALE-A, LLC LBMP, LLC LEAGUE CITY-H, INC LEXINGTON-CJD, LLC LGPAC, INC. LITHIA ACDM, INC. LITHIA ANCHORAGE-C, LLC LITHIA ANCHORAGE-H, LLC LITHIA BAIERL-S, LLC LITHIA BRYAN TEXAS, INC. LITHIA CDH, INC. LITHIA CIMR, INC. LITHIA CJDO, INC. LITHIA CJDSA, INC. LITHIA CJDSF, INC. LITHIA CM, INC. LITHIA CO, INC. LITHIA CRATER LAKE-M, INC. LITHIA CSA, INC. LITHIA DE, INC. LITHIA DES MOINES-VW, LLC LITHIA DMID, INC. LITHIA DODGE OF TRI-CITIES, INC. LITHIA FRESNO, INC. LITHIA HAMILTON-H, LLC LITHIA HAZLETON-H, LLC LITHIA HDM, INC. LITHIA HGF, INC. LITHIA HMID, INC. LITHIA IMPORTS OF ANCHORAGE, INC. LITHIA JEF, INC. LITHIA KLAMATH, INC. LITHIA KLAMATH-T, INC. LITHIA MBDM, INC. LITHIA MEDFORD HON, INC. LITHIA MIDDLETOWN-L, LLC LITHIA MOON-S, LLC LITHIA MOON-V, LLC LITHIA MORGANTOWN-CJD, LLC LITHIA MORGANTOWN-S, LLC

FOURTH AMENDMENT 118306793.2 0063724-00082 LITHIA MTLM, INC. LITHIA NA, INC. LITHIA NC, INC. LITHIA ND ACQUISITION CORP. #3 LITHIA NDM, INC. LITHIA NF, INC. LITHIA OF ANCHORAGE, INC. LITHIA OF BEND #1, LLC LITHIA OF BEND #2, LLC LITHIA OF BENNINGTON – 3, LLC LITHIA OF BENNINGTON – 4, LLC LITHIA OF BILLINGS II LLC LITHIA OF BILLINGS, INC. LITHIA OF DES MOINES, INC. LITHIA OF EUREKA, INC. LITHIA OF FAIRBANKS, INC. LITHIA OF GREAT FALLS, INC. LITHIA OF HELENA, INC. LITHIA OF HONOLULU-A, INC. LITHIA OF HONOLULU-BGMCC, LLC LITHIA OF HONOLULU-V, LLC LITHIA OF KILLEEN, LLC LITHIA OF LODI, INC. LITHIA OF MAUI-H, LLC LITHIA OF MISSOULA II, LLC LITHIA OF MISSOULA, INC. LITHIA OF POCATELLO, INC. LITHIA OF PORTLAND I, LLC LITHIA OF PORTLAND, LLC LITHIA OF ROBSTOWN, LLC LITHIA OF ROSEBURG, INC. LITHIA OF SEATTLE, INC. LITHIA OF SOUTH CENTRAL AK, INC. LITHIA OF STOCKTON, INC. LITHIA OF STOCKTON-V, INC. LITHIA OF TF, INC. LITHIA OF TROY, LLC LITHIA OF UTICA – 3, LLC LITHIA OF UTICA – 4, LLC LITHIA OF WALNUT CREEK, INC. LITHIA OF WASILLA, LLC LITHIA OF YORKVILLE – 1, LLC LITHIA OF YORKVILLE – 2, LLC

FOURTH AMENDMENT 118306793.2 0063724-00082 LITHIA OF YORKVILLE – 3, LLC LITHIA OF YORKVILLE – 5, LLC LITHIA ORCHARD PARK-H, LLC LITHIA PARAMUS-M, LLC LITHIA PITTSBURGH-S, LLC LITHIA RAMSEY-B, LLC LITHIA RAMSEY-L, LLC LITHIA RAMSEY-M, LLC LITHIA RAMSEY-T, LLC LITHIA RENO SUB-HYUN, INC. LITHIA RENO-CJ, LLC LITHIA RENO-VW, LLC LITHIA SALMIR, INC. LITHIA SEA P, INC. LITHIA SEASIDE, INC. LITHIA SOC, INC. LITHIA SPOKANE-B, LLC LITHIA SPOKANE-S, LLC LITHIA TA, INC. LITHIA TO, INC. LITHIA TR, INC. LITHIA VAUDM, INC. LITHIA WEXFORD-H, LLC LLL SALES CO LLC LMBB, LLC LMBP, LLC LMOP, LLC LOS ANGELES-M, INC. MADISON-H, INC. MESQUITE-K, INC. MIAMI GARDENS-BG, LLC MIAMI GARDENS-M, LLC MIAMI GARDENS-S, LLC MISSION HILLS-H, INC. MOBILE-S, LLC NEW PORT RICHEY-V, LLC NOVI-I, LLC ORLANDO-JLR, LLC PARAMUS WORLD MOTORS LLC PHILADELPHIA-F, LLC PHOENIX-T, INC. PLYMOUTH-C, LLC ROCKWALL-H, INC.

FOURTH AMENDMENT 118306793.2 0063724-00082 ROCKWALL-K, INC. ROSEVILLE-C, INC ROSEVILLE-K, INC ROSEVILLE-T, INC ROUND ROCK-K, INC. SACRAMENTO-L, INC. SALEM-B, LLC SALEM-H, LLC SALEM-V, LLC SAN FRANCISCO-B, INC. SANFORD-CJD, LLC SHARLENE REALTY LLC SHERMAN OAKS-A, INC. SHERMAN OAKS-AC, INC. SHERMAN OAKS-B, INC. STERLING-BM, LLC STERLING-RLM, LLC TAMPA-H, LLC THOUSAND OAKS-S, INC. TROY EXOTICS, LLC TROY-BG, LLC TROY-C, LLC TROY-CJD, LLC TROY-H, LLC TROY-I, LLC TROY-JLR, LLC TROY-M, LLC TROY-N, LLC TROY-S, LLC TROY-T, LLC TROY-V, LLC TROY-VW, LLC TUSTIN MOTORS INC. UNION-H, LLC URBANDALE-S, LLC VALENCIA-A, INC. VAN NUYS-C, INC. VAN NUYS-H, INC. VAN NUYS-L, INC. VAN NUYS-T, INC. WAUKESHA-H, INC. WAUKESHA-S, INC. WAUKESHA-CJD, INC.

JPMORGAN CHASE BANK, N.A., as Lender and Increasing Lender By: __ -'---v------�"t- Name: Jeff alder Title: E ecutive Director FOURTH AMENDMENT

FOURTH AMENDMENT MERCEDES-BENZ FINANCIAL SERVICES USA LLC, as Lender and Increasing Lender By: Name: Farrah Vaughn-Dixon Title: Regional Dealer Credit Manager-National Accounts

FOURTH AMENDMENT NISSAN MOTOR ACCEPTANCE CORPORATION, as Lender By: Name: Title: Todd Voorhies Sr. Manager, Dealer Credit

Ally Proprietary ALLY BANK, as Lender and Increasing Lender By: q?= Name: :I e.f I'./"( 1 /Lit ,r"1 <=re.. o/ Title: A,.,,;/4. or� "l.e..d fkrr.,.w-J .... -h'vL- Ally Proprietary FOURTH AMENDMENT

HYUNDAI CAPITAL,AMERICA, as Lender and Increasing Lender /1,,// ... �::,�---\ By: � ·;./ Name: Andrew Leone Title: VP, Commercial Mobility Services FOURTH Arv!ENDMENT l

FOURTH AMENDMENT TRUIST BANK, as Lender and Increasing Lender By: Name: John P. Wofford Title: Authorized Officer

FOURTH AMENDMENT 118306793.2 0063724-00082 ACKNOWLEDGMENT AND CONSENT OF GUARANTORS Each undersigned Guarantor hereby acknowledges, consents, and agrees to all terms and conditions of the foregoing Amendment. 797 VALLEY STREET LLC ANN ARBOR-B, LLC ANN ARBOR-CC, LLC ANN ARBOR-CJD, LLC ANN ARBOR-M, LLC AUSTIN-H, INC. AUSTIN-KI, INC. AVONDALE-N, INC. BAIERL AUTO PARTS, LLC BAIERL AUTOMOTIVE CORPORATION BAIERL CHEVROLET, INC. BAIERL HOLDING, LLC BEND-CDJR, LLC BEND-N, LLC BELLEVUE-S, LLC BELLEVUE-T, LLC CADILLAC OF PORTLAND LLOYD CENTER, LLC CAMP AUTOMOTIVE, INC. CARBONE AUTO BODY, LLC CENTENNIAL-HY, LLC CHAMBLEE-H, LLC CLEAR LAKE-I, INC. CLINTON-C, LLC CORAL SPRINGS-A, LLC COSTA MESA-CJD, INC. CRANBERRY AUTOMOTIVE, INC. DAH CHONG HONG CA TRADING LLC DAH CHONG HONG TRADING CORPORATION DALLAS COLLISION, INC. DALLAS-H, INC. DALLAS-K, INC. DALLAS-T, INC. DARON MOTORS LLC DCH (OXNARD) INC. DCH AUTO GROUP (USA) INC. DCH BLOOMFIELD LLC DCH CA LLC DCH CALABASAS-A, LLC

FOURTH AMENDMENT 118306793.2 0063724-00082 DCH CALIFORNIA INVESTMENTS LLC DCH CALIFORNIA MOTORS INC. DCH DEL NORTE, INC. DCH DMS NJ, LLC DCH ESSEX INC. DCH FINANCIAL NJ, LLC DCH FREEHOLD LLC DCH HOLDINGS LLC DCH INVESTMENTS INC. (NEW JERSEY) DCH INVESTMENTS INC. (NEW YORK) DCH KOREAN IMPORTS LLC DCH MAMARONECK LLC DCH MISSION VALLEY LLC DCH MONMOUTH LLC DCH MONTCLAIR LLC DCH MOTORS LLC DCH NANUET LLC DCH NORTH AMERICA INC. DCH NY MOTORS LLC DCH OXNARD 1521 IMPORTS INC. DCH RIVERSIDE-S, INC. DCH SUPPORT SERVICES, LLC DCH TEMECULA IMPORTS LLC DCH TEMECULA MOTORS LLC DCH THOUSAND OAKS-F, INC. DCH TL HOLDINGS LLC DCH TL NY HOLDINGS LLC DCH TORRANCE IMPORTS INC. DENVER EXOTICS, LLC DESERT-CJD, LLC DORAL-A, LLC DORAL-G, LLC DORAL-HY, LLC DORAL-K, LLC DORAL-VW, LLC DRIVEWAY MOTORS, LLC ELK GROVE-F, INC. FARMINGTON HILLS IMPORTS, LLC FARMINGTON HILLS-CJD, LLC FARMINGTON HILLS-H, LLC FARMINGTON HILLS-N, LLC FARMINGTON HILLS-T, LLC FERNDALE COLLISION, LLC

FOURTH AMENDMENT 118306793.2 0063724-00082 FERNDALE-BG, LLC FERNDALE-F, LLC FH COLLISION, LLC FLORIDA CITY-H, LLC FLORIDA SS, LLC FONTANA-H, INC. FORT WORTH-CJD, LLC FREEHOLD NISSAN LLC FRISCO-K, INC. GARDEN CITY-CJD, LLC GREENCARS, INC. HENDERSON-HY, LLC HOUSTON-A, INC. HOUSTON-H, INC. HOUSTON-I, INC. HUTCHINS EUGENE NISSAN, INC. HUTCHINS IMPORTED MOTORS, INC. JACKSON-T, LLC KATY-H, INC. KNOXVILLE-CJD, LLC LA MOTORS HOLDING, LLC LAD ADVERTISING, INC. LAD CARSON-N, LLC LAD MISSION VIEJO-JLR, INC. LAD MOBU, INC. LAD-AU, LLC LAD-F, INC. LAD-MB, LLC LAD-N, LLC LAD-P, LLC LAD-T, LLC LAD-V, LLC LAS VEGAS-CJD, LLC LAS VEGAS-J, LLC LAS VEGAS-G, LLC LAS VEGAS-HY, LLC LATHAM FORD-F, LLC LAUDERDALE-A, LLC LBMP, LLC LEAGUE CITY-H, INC. LEXINGTON-CJD, LLC LFKF, LLC LGPAC, INC.

FOURTH AMENDMENT 118306793.2 0063724-00082 LITHIA ACDM, INC. LITHIA AIRCRAFT, INC. LITHIA ANCHORAGE-C, LLC LITHIA ANCHORAGE-H, LLC LITHIA ARMORY GARAGE, LLC LITHIA AUCTION & RECON, LLC LITHIA AUTO SERVICES, INC. LITHIA BA HOLDING, INC. LITHIA BAIERL-S, LLC LITHIA BNM, INC. LITHIA BRYAN TEXAS, INC. LITHIA CDH, INC. LITHIA CIMR, INC. LITHIA CJDO, INC. LITHIA CJDSA, INC. LITHIA CJDSF, INC. LITHIA CM, INC. LITHIA CO, INC. LITHIA CRATER LAKE-F, INC. LITHIA CRATER LAKE-M, INC. LITHIA CSA, INC. LITHIA DE, INC. LITHIA DES MOINES-VW, LLC LITHIA DM, INC. LITHIA DMID, INC. LITHIA DODGE OF TRI-CITIES, INC. LITHIA EATONTOWN-F, LLC LITHIA FINANCIAL CORPORATION LITHIA FLCC, LLC LITHIA FLORIDA HOLDING, INC. LITHIA FMF, INC. LITHIA FORD OF BOISE, INC. LITHIA FRESNO, INC. LITHIA HAMILTON-H, LLC LITHIA HAZLETON-H, LLC LITHIA HDM, INC. LITHIA HGF, INC. LITHIA HMID, INC. LITHIA HPI, INC. LITHIA IDAHO FALLS-F, INC. LITHIA IMPORTS OF ANCHORAGE, INC. LITHIA JEF, INC. LITHIA KLAMATH, INC.

FOURTH AMENDMENT 118306793.2 0063724-00082 LITHIA KLAMATH-T, INC. LITHIA MBDM, INC. LITHIA McMURRAY-C, LLC LITHIA MEDFORD HON, INC. LITHIA MICHIGAN HOLDING, INC. LITHIA MIDDLETOWN-L, LLC LITHIA MONROEVILLE-A, LLC LITHIA MONROEVILLE-C, LLC LITHIA MONROEVILLE-F, LLC LITHIA MOON-S, LLC LITHIA MOON-V, LLC LITHIA MORGANTOWN-CJD, LLC LITHIA MORGANTOWN-F, LLC LITHIA MORGANTOWN-S, LLC LITHIA MOTORS SUPPORT SERVICES, INC. LITHIA MTLM, INC. LITHIA NA, INC. LITHIA NC, INC. LITHIA ND ACQUISITION CORP. #1 LITHIA ND ACQUISITION CORP. #3 LITHIA NDM, INC. LITHIA NF, INC. LITHIA NORTHEAST REAL ESTATE, LLC LITHIA NORTHWEST REAL ESTATE, LLC LITHIA OF ANCHORAGE, INC. LITHIA OF BEND #1, LLC LITHIA OF BEND #2, LLC LITHIA OF BENNINGTON – 1, LLC LITHIA OF BENNINGTON – 3, LLC LITHIA OF BENNINGTON – 4, LLC LITHIA OF BILLINGS II LLC LITHIA OF BILLINGS, INC. LITHIA OF CASPER, LLC LITHIA OF CORPUS CHRISTI, INC. LITHIA OF DES MOINES, INC. LITHIA OF EUREKA, INC. LITHIA OF FAIRBANKS, INC. LITHIA OF GREAT FALLS, INC. LITHIA OF HELENA, INC. LITHIA OF HONOLULU-A, INC. LITHIA OF HONOLULU-BGMCC, LLC LITHIA OF HONOLULU-F, LLC LITHIA OF HONOLULU-V, LLC

FOURTH AMENDMENT 118306793.2 0063724-00082 LITHIA OF KILLEEN, LLC LITHIA OF LODI, INC. LITHIA OF MAUI-H, LLC LITHIA OF MISSOULA II, LLC LITHIA OF MISSOULA III, INC. LITHIA OF MISSOULA, INC. LITHIA OF POCATELLO, INC. LITHIA OF PORTLAND I, LLC LITHIA OF PORTLAND, LLC LITHIA OF ROBSTOWN, LLC LITHIA OF ROSEBURG, INC. LITHIA OF SEATTLE, INC. LITHIA OF SOUTH CENTRAL AK, INC. LITHIA OF SPOKANE II, INC. LITHIA OF SPOKANE, INC. LITHIA OF STOCKTON, INC. LITHIA OF STOCKTON-V, INC. LITHIA OF TF, INC. LITHIA OF TROY, LLC LITHIA OF UTICA – 2, LLC LITHIA OF UTICA – 3, LLC LITHIA OF UTICA – 4, LLC LITHIA OF WALNUT CREEK, INC. LITHIA OF WASILLA, LLC LITHIA OF YORKVILLE – 1, LLC LITHIA OF YORKVILLE – 2, LLC LITHIA OF YORKVILLE – 3, LLC LITHIA OF YORKVILLE – 5, LLC LITHIA ORCHARD PARK-H, LLC LITHIA PARAMUS-M, LLC LITHIA PITTSBURGH-S, LLC LITHIA RAMSEY-B, LLC LITHIA RAMSEY-L, LLC LITHIA RAMSEY-M, LLC LITHIA RAMSEY-T, LLC LITHIA REAL ESTATE, INC. LITHIA RENO SUB-HYUN, INC. LITHIA RENO-CJ, LLC LITHIA RENO-VW, LLC LITHIA ROSE-FT, INC. LITHIA SALMIR, INC. LITHIA SEA P, INC. LITHIA SEASIDE, INC.

FOURTH AMENDMENT 118306793.2 0063724-00082 LITHIA SOC, INC. LITHIA SPOKANE-B, LLC LITHIA SPOKANE-S, LLC LITHIA SSP, LLC LITHIA TA, INC. LITHIA TENNESSEE HOLDING, INC. LITHIA TO, INC. LITHIA TR, INC. LITHIA UNIONTOWN-C, LLC LITHIA VA REAL ESTATE, LLC LITHIA VAUDM, INC. LITHIA VIRGINIA HOLDING, INC. LITHIA WEXFORD-H, LLC LLL SALES CO LLC LMBB, LLC LMBP, LLC LMOP, LLC LOS ANGELES-M, INC. LSTAR, LLC MADISON-H, INC. MEDFORD INSURANCE, LLC MESQUITE-K, INC. MIAMI GARDENS-BG, LLC MIAMI GARDENS-G, LLC MIAMI GARDENS-HY, LLC MIAMI GARDENS-M, LLC MIAMI GARDENS-S, LLC MISSION HILLS-H, INC. MOBILE-S, LLC NEW PORT RICHEY-H, LLC NEW PORT RICHEY-V, LLC NORTHLAND FORD INC. NOVI-I, LLC ORLANDO-JLR, LLC PA REAL ESTATE, LLC PA SUPPORT SERVICES, LLC PARAMUS COLLISION, LLC PARAMUS WORLD MOTORS LLC PERSONALIZED MARKETING, LLC PHILADELPHIA-F, LLC PHOENIX-T, INC. PLYMOUTH-C, LLC RAMSEY HOLDINGCO, INC.

FOURTH AMENDMENT 118306793.2 0063724-00082 REDWOOD-HY, LLC RFA HOLDINGS, LLC ROCKWALL-H, INC. ROCKWALL-K, INC. ROSEVILLE-C, INC. ROSEVILLE-K, INC. ROSEVILLE-T, INC ROUND ROCK-K, INC. SACRAMENTO-L, INC. SALEM-B, LLC SALEM-H, LLC SALEM-V, LLC. SAN FRANCISCO-B, INC. SANFORD-CJD, LLC SHARLENE REALTY LLC SHERMAN OAKS-A, INC. SHERMAN OAKS-AC, INC. SHERMAN OAKS-B, INC. SHIFT PORTLAND, LLC STERLING HEIGHTS-F, LLC STERLING-BM, LLC STERLING-RLM, LLC TAMPA-F, LLC TAMPA-H, LLC THOUSAND OAKS-S, INC. TN REAL ESTATE, LLC TROY COLLISION, LLC TROY EXOTICS, LLC TROY-BG, LLC TROY-C, LLC TROY-CJD, LLC TROY-F, LLC TROY-H, LLC TROY-I, LLC TROY-JLR, LLC TROY-M, LLC TROY-N, LLC TROY-S, LLC TROY-T, LLC TROY-V, LLC TROY-VW, LLC TUSTIN MOTORS INC. UNION-H, LLC

EXHIBIT A

SCHEDULE 1

Name of Financial Institution	Pro Rata Share of Aggregate Lender Commitment	New Vehicle Floorplan Commitment	Used Vehicle Floorplan Commitment	Revolving Loan Commitment	Service Loaner Vehicle Commitment
U.S. Bank	$[***]	$[***]	$[***]	$[***]	$[***]
JP Morgan Chase Bank	$[***]	$[***]	$[***]	$[***]	$[***]
Toyota Motor Credit	$[***]	$[***]	$[***]	$[***]	$[***]
Bank of America	$[***]	$[***]	$[***]	$[***]	$[***]
Mercedes-Benz Financial	$[***]	$[***]	$[***]	$[***]	$[***]
American Honda Finance Corporation	$[***]	$[***]	$[***]	$[***]	$[***]
TD Bank	$[***]	$[***]	$[***]	$[***]	$[***]
Truist Bank	$[***]	$[***]	$[***]	$[***]	$[***]
Wells Fargo Bank, NA	$[***]	$[***]	$[***]	$[***]	$[***]
BMW Financial Services	$[***]	$[***]	$[***]	$[***]	$[***]
Capital One NA	$[***]	$[***]	$[***]	$[***]	$[***]
PNC Bank, National Association	$[***]	$[***]	$[***]	$[***]	$[***]
Santander Bank, N.A.	$[***]	$[***]	$[***]	$[***]	$[***]
VW Credit, Inc.	$[***]	$[***]	$[***]	$[***]	$[***]
Ally Bank	$[***]	$[***]	$[***]	$[***]	$[***]
The Huntington National Bank	$[***]	$[***]	$[***]	$[***]	$[***]
M&T Bank	$[***]	$[***]	$[***]	$[***]	$[***]
Hyundai Capital America	$[***]	$[***]	$[***]	$[***]	$[***]
BMO Harris Bank	$[***]	$[***]	$[***]	$[***]	$[***]
Nissan Motor Acceptance Corporation	$[***]	$[***]	$[***]	$[***]	$[***]
TOTAL	**$4,500,000,000.00**	$2,150,000,000.00	$800,000,000.00	$1,500,000,000.00	$50,000,000.00

118306793.2 0063724-00082